Exhibit 99.1

THE COAST DISTRIBUTION SYSTEM, INC.

2015 MANAGEMENT CASH BONUS PLAN

1.	Introduction and Definition of Certain Terms used in this Plan.

1.1 Adoption of 2015 Bonus Plan. On and effective May 21, 2015, the Compensation Committee of the Board of Directors (the “Committee”) of The Coast Distribution System, Inc., a Delaware corporation (the “Company”), adopted this Management Cash Bonus Plan for its fiscal year ending December 31, 2015 (the “2015 Plan” or this “Plan”).

1.2 Certain Definitions. For purposes of this Plan, the following terms shall have the respective meanings set forth below:

(a) “Fiscal 2015” shall mean the year ending on December 31, 2015.

(b) “Adjusted Pretax Earnings” shall mean the Company’s earnings before income taxes and non-cash stock based compensation expense in Fiscal 2015. For purposes of determining Adjusted Pretax Earnings, income before taxes will be calculated in accordance with generally accepted accounting principles consistently applied.

(c) “Bonus Award” shall mean the amount of any cash bonus compensation that is awarded to a Plan Participant under and pursuant to the terms and subject to the conditions set forth in this Plan.

(d) Change of Control. The term “Change of Control” shall mean and a Change of Control shall be deemed to have occurred on the happening of any of the following:

(i) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent more than forty percent (40%) of the combined voting power of the Company’s then outstanding voting securities, other than: (A) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by a trustee or other fiduciary holding securities under any such employee benefit plan (or related trust); or (B) an acquisition of voting securities either (A) by the Company, or (B) by a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Shares of the Company.

(ii) at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period comprise the members of the Company’s Board of Directors (and any new directors whose election by the Board or nominee for election to the Board by vote of the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, disability or voluntary retirement) to constitute a majority of the members of the Company’s Board of Directors.

(iii) the consummation of (A) any merger, consolidation or reorganization of the Company with or into another corporation or entity, or (B) any tender or exchange offer for the Company’s outstanding shares, whether or not the Company is the surviving entity in such transaction, unless the persons who were the beneficial owners of the Company’s outstanding voting securities immediately prior to the consummation of any such transaction, continue to beneficially own, directly or indirectly, in substantially the same proportions, immediately after the consummation of such transaction, at least a simple majority of the combined voting power of the Company’s voting securities, or the voting securities of the surviving entity in such transaction in which the Company is not the surviving company, or of the parent of the surviving entity in such transaction (if any).

(iv) the sale or other disposition of all or substantially all of the assets of the Company in a single or series of related transactions.

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(e) “Continuous Service of the Company” means the employment of a Participant by either the Company or any subsidiary thereof which is uninterrupted except for vacations, illnesses (other than permanent disability, as defined in Section 22(e)(3) of the Internal Revenue Code), or leaves of absence which are approved in writing by the Compensation Committee.

(f) “Eligibility Date” shall mean December 31, 2015, unless a Change of Control of the Company is consummated prior to December 31, 2015, in which event the Eligibility Date will be deemed to have occurred on and will be the business day immediately preceding the date on which the that Change of Control was consummated.

(g) “Determination Date” shall mean the date on which the Compensation Committee determines the amount of each Plan Participant’s Bonus Award (if any). In no event shall the Determination Date be later than the 75th calendar day following the last day of Fiscal 2015.

(h) “Fiscal 2015 Budget” shall mean the Company’s Fiscal 2015 operating budget that has been approved by the Company’s Board of Directors.

(i) “Independent Directors” shall mean members of the Company’s Board of Directors who qualify as “independent directors” as defined in the listing rules of the NYSE Market.

(j) “Potential Bonus Award” shall mean the amount of any Bonus Award which a Plan Participant can earn under the 2015 Plan pursuant to the terms and subject to the satisfaction of the conditions set forth in this Plan.

1.3 Rules of Interpretation. For purposes of interpreting the provisions of this Plan: (i) the word “or” will not be deemed exclusive; (ii) the word “include” and its correlatives will mean “including without limitation”; (iii) terms that imply gender will include all genders; (iv) defined terms will have their meanings in both the plural and singular cases; (v) the terms “hereof”, “herein”, “hereunder”, “hereto”, “hereafter” and “hereinafter” and any similar terms shall refer to this Plan as a whole and not to the particular section, paragraph or clause where any such term appears, unless the context clearly indicates otherwise; and (vi) the section and paragraph headings in this Plan are for convenience of reference only and will not limit or otherwise affect the interpretation or application of any of the terms or provisions of this Plan.

2.	Purposes and Administration of the Plan.

2.1 Purposes. The primary purposes of the 2015 Plan are (i) to provide meaningful incentives, in the form of cash awards, to Participants in the Plan for making significant contributions to the Company’s achievement, in Fiscal 2015, of one or more financial goals as determined by the Committee (each, a “Performance Goal”), and (ii) to make a significant portion of each Plan Participant’s cash compensation for Fiscal 2015 dependent on the Company’s achievement of such Performance Goal or Goals and, thereby, to promote the interests of and to benefit the Company and its stockholders.

2.2 Administration of the 2015 Plan. The 2015 Plan will be administered by the Compensation Committee, which shall have the authority to interpret and construe the 2015 Plan and to adopt all necessary rules and regulations for administering the 2015 Plan. All decisions and determinations of the Committee with respect to the 2015 Plan or any Bonus Awards will be final and binding on and non-appealable by the Company and the Participants.

3.	Plan Participants.

The Committee has designated the following executive officers of the Company as participants in the 2015 Plan (“Plan Participants”):

Participant	Positions with Company

James Musbach	President & Chief Executive Officer
Sandra A. Knell	Executive Vice President & CFO
Dennis Castagnola	Executive Vice President — Proprietary Products
David A. Berger	Executive Vice President — Operations

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4.	Bonus Compensation Awards.

4.1 Performance Goals. The Committee has determined that the Potential Bonus Awards that Plan Participants can earn under this Plan will be based on the Company’s Fiscal 2015 Adjusted Pretax Earnings (as defined above), provided that no Bonus Award will be earned by or paid to any Participant under this Plan unless the Company’s Fiscal 2015 Adjusted Pretax Earnings are equal to at least a minimum dollar amount as determined by the Committee on or promptly following the date of adoption of this Plan (the “Threshold Performance Goal”).

4.2 Determination of Bonus Awards.

(a) Potential Bonus Awards. Concurrently with or immediately following the adoption of this Plan, the Committee will determine the amounts of the Potential Bonus Awards that may be earned by each Plan Participant, expressed as a percentage of each Participant’s annual base salary for Fiscal 2015 (the “Bonus Award Percentages”). The Potential Bonus Award Percentages of each Participant may vary between Participants, may be based on a number of factors deemed relevant by the Committee, including the Company’s expected 2015 Adjusted Pretax Earnings, and a Participant’s (i) expected contribution to the Company’s Fiscal 2015 or longer term financial performance, (ii) position and level of responsibilities with the Company, (iii) salary level, and (iv) past individual performance, or such other factors as the Committee may deem to be relevant. However, the maximum bonus awards that may be earned under the 2015 Plan shall not exceed (i) 50% of base annual base salary, in the case of James Musbach, and (ii) 45% of the respective annual base salaries of the other three Plan Participants (the “Maximum Bonus Awards”).

(b) Determination of Bonus Awards. On or as soon as practicable after the Eligibility Date, but in no event later than the 75th calendar day following the end of Fiscal 2015, the Committee will determine, in accordance with the terms and conditions of this Plan, the amount of the Bonus Award (if any) that each Participant has earned under this Plan.

4.3 Effects on Bonus Awards of a Change of Control of the Company. Notwithstanding anything to the contrary that may be contained elsewhere in this Plan, if a Change of Control of the Company is consummated prior to December 31, 2015, the Compensation Committee will have the authority, in its sole and absolute discretion (but will not be obligated) (i) to award cash bonuses to the Plan Participants under the Plan, even if the Threshold Performance Goal had not yet been achieved and there will be a cessation of service of the Participants prior to December 31, 2015 on or subsequent to the consummation of the Change of Control, and (ii) to determine the amount of such Bonus Awards, if any, that will be awarded to the Plan Participants hereunder in that event.

4.4 Changes to Performance Goals due to the Occurrence of Certain Events. At any time prior to the end of Fiscal 2015, the Committee may adjust or change the amount of any Participant’s Potential Bonus Award to reflect the occurrence of (i) any material corporate transactions, including, but not limited to a material acquisition of a business by the Company, (ii) any material changes in corporate capitalization, accounting rules or principles or in the Company’s methods of accounting, (iii) any material changes in applicable law, or (iv) any other material change of similar nature or event which the Compensation Committee determines in its discretion constitutes an extraordinary event (each of the foregoing, an “Extraordinary Event”), but only if any such Extraordinary Event was not reasonably foreseeable at the time this Plan was adopted and the Potential Bonus Awards were established and the Compensation Committee determines, in its sole judgment, that (x) the Threshold Performance Goal would not have been achieved but for the occurrence of such Extraordinary Event, or (y) but for the occurrence of such Extraordinary Event, the Threshold Performance Goal would have been achieved. Notwithstanding the foregoing, however, the occurrence of changes in the competitive environment or changes in economic or market conditions in the Company’s markets, whether or not expected or reasonably foreseeable, shall not by themselves constitute Extraordinary Events that may be the basis of a change in the respective amounts of the Potential Bonus Awards that could be earned by the Plan Participants under this Plan.

5.	Conditions Precedent and Payment of Bonus Awards.

5.1 Conditions Precedent. Notwithstanding anything to the contrary that may be contained elsewhere in this Plan: (i) to be eligible to receive a Bonus Award under this Plan, a Participant must be and remain in the Continuous Service of the Company to and including the Eligibility Date, and (ii) a Plan Participant that fails to remain in the Continuous Service of the Company to and including the Eligibility Date shall not be deemed to have

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earned and shall not be entitled to receive any Bonus Award under the 2015 Plan, whether prorated or otherwise. Whether or not a Participant has satisfied this condition shall be determined by and in the sole and absolute discretion of the Committee, which determinations shall be binding on, and not appealable by, the Company or any of the Plan Participants.

5.2 Payment of Bonus Awards. Subject to Section 5.1 above and Section 6 below, the Company shall pay any Bonus Award earned by a Participant under this Plan in cash, less applicable payroll and other withholdings, by no later than the 75th day following the end of Fiscal 2015. All payments made by check under the 2015 Plan shall be delivered in person or mailed to the last address of a Participant that is set forth in the records of the Company or shall be deposited to the Participant’s direct deposit account on file with the payroll department of the Company. Each Participant shall be responsible for furnishing the Company with the Participant’s current address and any changes that may occur therein and, if the Participant desires his or her Bonus Award to be deposited in a direct deposit account, the information and authorization required to enable the Company to cause the Bonus Award to be deposited into such account.

6.	Amendments to and Termination of 2015 Plan.

Notwithstanding anything to the contrary that may be contained elsewhere in this Plan:

6.1 Amendments to and Modifications of the 2015 Plan. The Committee shall have the sole, absolute and unconditional discretion to amend or modify the 2015 Plan at any time or from time to time prior to the Eligibility Date, with or without notice to the Plan Participants, provided, however, that the Committee shall not be entitled to extend the Eligibility Date or the Determination Date beyond the dates set forth in Sections 1.2(f) and (g) of this Plan, respectively. Without limiting the generality of the foregoing, no Participant shall become entitled to receive any unpaid Bonus Award under this Plan prior to the Eligibility Date, and then only if he or she is still in the Continuous Service of the Company on that date, and, accordingly, the Committee, in the exercise of its sole, absolute and unconditional discretion, may at any time prior thereto (i) reduce the amount of such Bonus Award or (ii) determine that no Bonus Award will be paid to any Participant under this Plan, irrespective of whether or not the Company has achieved or exceeded the Threshold Performance Goal theretofore established by the Committee. Absent a manifest error in the determination of the amount of any Participant’s Bonus Award, in no event shall any amendment to the 2015 Plan affect any Bonus Award that had previously been determined by the Committee to have been earned by any of the Participants under this Plan.

6.2 Compliance with Section 409A of the Code. This Plan is intended to comply with Section 409A of the Internal Revenue Code (the “Code”) and any related regulations and guidance promulgated thereunder (“Section 409A”) and will be interpreted in a manner intended to comply with Section 409A. In furtherance thereof, no payments may be accelerated under this Plan other than to the extent permitted under Section 409A. To the extent that any provision of this Plan violates Section 409A such that all or any portion of any Bonus Award payable to any Participant would be taxable to him or her prior to payment or would otherwise subject a Participant to a penalty tax under Section 409A, such provision shall be automatically reformed or stricken to preserve the intent of this Section 6.2. Notwithstanding anything herein to the contrary, (i) if at the time of a Participant’s termination of employment the Participant is a “specified employee” as defined in Section 409A and the deferral of the commencement of any payments or benefits otherwise payable hereunder as a result of such termination of employment is necessary in order to prevent any accelerated or additional tax under Section 409A, then the Company shall defer the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to the Participant) until the first business day following the expiration of a period of six (6) months following the Participant’s termination of employment (or the earliest date as is permitted under Section 409A), and (ii) if any other payments due to a Participant under this Plan could cause the application of an accelerated or additional tax under Section 409A, such payments or other benefits shall be deferred if deferral will make such payment compliant under Section 409A, or otherwise such payment shall be restructured, to the extent possible, in a manner, as determined by the Committee, that does not cause such an accelerated or additional tax. The Committee shall implement or cause to be implemented the provisions of this Section 6.2 in good faith; provided that none of the Company, no member of the Company’s Board of Directors or the Committee, or any employees or representatives of the Company or any of its subsidiaries or business units shall have any liability to any of the Plan Participants with respect to, or actions taken in furtherance of the purposes or intent of, this Section 6.2.

6.3 Termination of the 2015 Plan. The Committee, in its sole, absolute and unconditional discretion, may (i) terminate this Plan at any time, with or without notice to the Participants, and (ii) determine that, as a result of such termination, no Bonus Awards under the Plan will be paid or that any unpaid Bonus Awards under the Plan shall be reduced, provided that the action of the Committee to terminate or approve the termination of this Plan takes place prior to the Eligibility Date.

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7.	Miscellaneous Provisions of the Plan.

7.1 No Enlargement of Employee Rights. Nothing in the 2015 Plan shall be construed to create or imply any contract of employment between any Plan Participant and the Company, to confer upon any Participant any right to continue in the employ of the Company or to confer upon the Company any right to require any Participant’s continued employment with the Company.

7.2 Rights Not Alienable. Any rights or benefits provided to a Participant under the 2015 Plan may not be assigned, transferred or alienated by a Participant, except by will or pursuant to the laws of descent and distribution, and in the absence of a Participant’s death, shall be earned only by and paid solely to or for the account of the Participant.

7.3 Other Compensation Plans. The adoption of the 2015 Plan shall not affect any other compensation plans in effect for the Company, nor shall the 2015 Plan preclude the Company from establishing or awarding any other forms of compensation for employees, officers or directors of the Company, including the Participants.

7.4 Governing Law. To the extent not preempted by federal law, the 2015 Plan shall be governed by, construed in accordance with and enforced under the laws of the State of California, without reference to its choice of law rules or principles.

7.5 Limitation of Liability. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to this Plan or any Bonus Award hereunder. No employee of the Company and no member of the Board of Directors or of the Committee shall be subject to any liability with respect to such person’s duties under the Plan, unless the person has acted fraudulently or in bad faith. To the maximum extent permitted by law, the Company shall indemnify each member of the Board of Directors and each member of the Committee, and any employee of the Company with duties under the 2015 Bonus Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s position with the Company or membership on the Board of Directors or on the Committee or such person’s conduct in the performance of any duties such person may have under or with respect to this Plan.

7.6 No Other Understandings or Agreements with respect to the 2015 Plan. This Plan document contains all of the terms and provisions of and all conditions applicable to the 2015 Plan, and supersedes any prior discussions, communications, understandings or agreements, written or oral, between the Company and any Plan Participant with respect to the 2015 Plan as well as all prior actions that may have been taken by the Committee relating to the 2015 Plan. In addition, the terms and conditions of the 2015 Plan shall not be affected by any disclosures the Company may make with respect to the Plan in any filings it may make with the Securities and Exchange Commission.

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